Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333-14226) of Wolseley plc of our report dated November 16, 2005 relating to the consolidated financial statements, which appears in this Form 20-F.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Birmingham, United Kingdom
November 18, 2005